138 KV RIGHTS

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT is made as of the 28th day of July, 2008

AMONG:

GALORE CREEK PARTNERSHIP, a general partnership formed under the laws of the Province of British Columbia

(the "**Partnership**")

OF THE FIRST PART

AND:

GALORE CREEK MINING CORPORATION, a corporation incorporated under the laws of the Province of British Columbia

("**GCMC**")

OF THE SECOND PART

AND:

COAST MOUNTAIN HYDRO CORP., corporation incorporated under the laws of the Province of British Columbia

("**Coast Mountain**")

OF THE THIRD PART

AND:

NOVAGOLD CANADA INC., a corporation incorporated under the laws of the Province of British Columbia

("**NovaGold**")

OF THE FOURTH PART

AND:

TECK COMINCO METALS LTD., a corporation incorporated under the laws of Canada

("**Teck**")

OF THE FIFTH PART

AND:

NOVAGOLD RESOURCES INC., a corporation incorporated under the laws of the Province of Nova Scotia

(“**NovaGold Guarantor**”)

OF THE SIXTH PART

AND:

TECK COMINCO LIMITED, a corporation incorporated under the laws of Canada

(“**Teck Guarantor**”)

OF THE SEVENTH PART

W H E R E A S:

A. The Partnership was formed pursuant to a general partnership agreement dated August 1, 2007, as amended by letter agreement dated November 25, 2007 (the “**Partnership Agreement**”) among NovaGold, Teck, GCMC, NovaGold Guarantor and Teck Guarantor;

B. NovaGold contributed certain assets to the Partnership pursuant to a contribution agreement dated August 1, 2007 (the “Contribution Agreement”) among NovaGold, the Partnership, Teck, NovaGold Guarantor and Teck Guarantor, including those assets described in Schedule A to this Agreement (the “**138 kV Rights**”);

C. The Partnership has determined that it no longer requires the 138kV Rights and has agreed to assign all of its and GCMC’s right, title and interest in and to the 138kV Rights to Coast Mountain on the terms and conditions contained herein; and

D. NovaGold, Teck, GCMC, NovaGold Guarantor and Teck Guarantor wish to amend the Partnership Agreement to delete the provisions of Section 2.10 thereof which are no longer required given the assignment of the 138 kV Rights contained herein and the related termination by the Partnership of the NTL Master Agreement in connection with the proposed 287kV System (as defined in the Partnership Agreement).

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment of 138 kV Rights

Effective on the execution hereof, the Partnership and GCMC hereby assign, transfer and set over unto Coast Mountain, for its own use absolutely, all of their right, title and interest in and to the 138kV Rights free and clear of all liens, claims and encumbrances for a purchase price of $1.00 (the "**Transfer Price**"), being the parties' best estimate of the fair market value of the 138kV Rights. The Transfer Price shall be paid and satisfied by the assumption by Coast Mountain of the obligations relating to the 138kV Rights set forth in Section 2 hereof. To the extent that any or all of the 138kV Rights cannot be transferred until the date that the NTL Master Agreement is terminated or the consent of British Columbia Hydro and Power Authority ("BC Hydro") and British Columbia Transmission Corporation ("BCTC") to the transfer is obtained, the Partnership and GCMC further agree that the transfer of such 138kV Rights is hereby effective on the date that is the earlier of: (i) the date that BC Hydro and BCTC provide their written consent to such transfer, if applicable; or (ii) the date that the NTL Master Agreement is terminated, and it is further agreed that all the same terms and conditions of this Agreement will apply to such transfer.

2. Assumption of Obligations Related to 138 kV Transmission Assets

Coast Mountain hereby agrees from and after the effective date of the transfer to assume and perform and to hold the Partnership and GCMC harmless from all covenants, conditions, obligations and liabilities related to, contained in or arising under the 138kV Rights or resulting from the transfer and assignment of the 138 kV Rights to Coast Mountain hereunder.

3. Further Assurances

Each of the Partnership and GCMC shall, promptly after the execution hereof, seek the termination of the NTL Master Agreement or request from BCTC and BC Hydro consent to the transfer of the 138kV Rights to CMHC as contemplated herein and, from time to time, as and when requested by Coast Mountain and at the sole expense of Coast Mountain, do, execute and cause be made, done and executed all such further conveyances, assignments, assurances and other documents as may be necessary or may be reasonably required by Coast Mountain to transfer to Coast Mountain all right, title and interest of the Partnership and GCMC in and to the 138kV Rights and to otherwise carry out the terms and intent of this Agreement.

4. Amendment of Partnership Agreement

Each of NovaGold, Teck, GCMC, NovaGold Guarantor and Teck Guarantor hereby agree that the Partnership Agreement is amended as and from the date hereof by deleting Section 2.10 of the Partnership Agreement in its entirety.

5. Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6. Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7. Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

8. Headings

The headings to the clauses of this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS THEREOF the parties hereto have executed this Agreement as of the day and year first above written.

GALORE CREEK PARTNERSHIP, by its General Partners:

TECK COMINCO METALS LTD.

Per: ______________________________
Authorized Signatory

NOVAGOLD CANADA INC.

Per: ______________________________
Authorized Signatory

GALORE CREEK MINING CORPORATION

By: ______________________________
Authorized Signatory

COAST MOUNTAIN HYDRO CORP.

By: ______________________________
Authorized Signatory

NOVAGOLD CANADA INC.

By: ______________________________
Authorized Signatory

TECK COMINCO METALS LTD.

By: ______________________________
Authorized Signatory

NOVAGOLD RESOURCES INC.

By: ______________________________
Authorized Signatory

TECK COMINCO LIMITED

By: ______________________________
Authorized Signatory

SCHEDULE A

For the purposes of this Agreement, the Parties agree that the "**138kV Rights**" means all right, title and interest of the Partnership and GCMC in and to all tenures, interests and properties, including all tangible and intangible assets, contractual rights, permits, licences, and applications for permits and licences, related the proposed development of a 138kV transmission line and related infrastructure from Bob Quinn to the existing British Columbia Hydro and Power Authority ("**BC Hydro**") grid at Meziadin Junction (the "**138kV System**") and, for greater certainty, includes:

(a) all information related to the permitting and development of the 138kV System, including maps, data, engineering work, archaeological work, environmental work and baseline data; and

(b) the following governmental authorizations or permits and agreements, as the same may be amended from time to time:

i) the Environmental Assessment Certificate EA03-01 issued to Coast Mountain dated March 13, 2003, as amended and extended, insofar as it describes the rights of Coast Mountain to construct the 138kV System, as applicable (the "**EA Certificate**").

ii) Conditional Water Licence 109473 issued to Coast Mountain dated August 22, 2003, as amended and extended, insofar as it authorizes Coast Mountain to construct the 138 kV System.

iii) B.C. Ministry of Transport Permit to Construct Works Upon Highways No. 325-12540 dated 13 January, 2005.

iv) Transfer under Agreement for Right-of-Way Survey on Highway 37 dated October 23, 2006, as amended and extended.

v) B.C. Licences of Occupation No. 705439 dated 31 October, 2005 and No. 635622 dated 31 October, 2007.

vi) Road Use Agreement between Barrick Gold and Coast Mountain dated 15 August, 2004.

vii) Land in the vicinity of Meziadin Junction legally described as PIN 026-045-020, Lot 1, District Lot 7083, Cassiar District, Plan BCP20147.

viii) Impact and Benefits Agreement dated April 30, 2007 between Coast Mountain, Darlene Simpson (on behalf of the House of the Skii Km La Hax and the Tsetsaut people) and the Tsetsaut Consultation Society implementing certain commitments required in the EA Certificate, insofar as it pertains to the 138kV System.

ix) Tahltan Participation Agreement dated December 20, 2004 between The Tahltan Nation represented by their Governments, The Tahltan Central Council, The Iskut Indian Band and The Tahltan Indian Band, and Coast Mountain, insofar as it pertains to the 138kV System.

For greater certainty, the 138kV Rights do not include any rights or obligations that the Partnership has to the 287kV System.